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NUMBER                                                            EXHIBIT 4.3


RMI 11581


LOGO


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
                                                                          THIS CERTIFICATE IS TRANSFERABLE IN THE CITIES OF
   THIS CERTIFICATE REFLECTS A               LOGO                          NEW YORK, NEW YORK AND PITTSBURGH, PENNSYLVANIA
   ONE-FOR-TEN REVERSE STOCK
   SPLIT WHICH BECAME EFFECTIVE
   MARCH 31, 1994.


COMMON STOCK                                                                                   SHARES

Par Value $.01 Per Share

INCORPORATED UNDER THE LAWS                                                                  CUSIP 74961H 20 3
    OF THE STATE OF OHIO                                                            SEE REVERSE FOR CERTAIN DEFINITIONS

                                                   RMI TITANIUM COMPANY

THIS CERTIFIES THAT


IS THE OWNER OF


                                    FULLY-PAID AND NON ASSESSABLE SHARES OF THE COMMON STOCK OF

RMI Titanium Company (herein called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.


  This Certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Articles of
Incorporation and all amendments thereto (copies of which amend file at the office of the Corporation), to all of which the holder of this Certificate  asserts by acceptance hereof.

  This Certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Corporation.

  Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

COUNTERSIGNED AND REGISTERED:
    MELLON SECURITIES TRUST COMPANY

        (New York, N.Y.)
                            Transfer Agent and Register


By:

                                                  T. G. Rupert                                    L. Frederick Gieg Jr.
       Authorized Signature          Vice President and Chief Financial Officer          President and Chief Executive Officer

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                              RMI TITANIUM COMPANY


    The express terms of the shares represented by this Certificate and of the other class or classes and series of shares which the Corporation is authorized to issue are contained in the Corporation's Articles of Incorporation, as amended. The Corporation will mail to the hodler of this Certificate a copy of such Articles of Incorporation, as amended, without charge within five (5) days after receipt of written request therefor addressed to the Secretary of the Corporation at its principal office, 1000 Warren Avenue, Niles, Ohio 44446.

                                 ABBREVIATIONS

    The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

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    TEN COM  - as tenants in common                                  UNIF GIFT MIN ACT -________________ Custodian __________
                                                                                           (Cust)                   (Minor)
    TEN ENT  - as tenants by the entireties                                                 under Uniform Gifts to Minors Act

    JT TEN   - as joint tenants with right
               of suvivorship and not as                                               --------------------------------------
               tenants in common                                                                       (State)

                              Additional abbreviations may also be used through not in the above list.


    FOR VALUE RECEIVED, _____________________________________________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

[                          ]
_______________________________________________________________________________________________________________________________


_______________________________________________________________________________________________________________________________
                            (Please print or typewrite name and address including postal zip code of assignee)

_______________________________________________________________________________________________________________________________


_________________________________________________________________________________________________________________ OF THE SHARES

REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

______________________________________________________________________________________________________________________ ATTORNEY

TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN-NAMED CORPORATION, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.


DATED:____________________________________                _________________________________________________________________
                                                          NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                                                          NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICU-
                                                          LAR, WITHOUT ALTERNATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

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